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                         SUPPLEMENT DATED MARCH 28, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001

                           --------------------------

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2001, as supplemented, for flexible premium variable life insurance policies issued by John Hancock Variable Life Insurance Company. The applicable prospectuses are entitled "MEDALLION VARIABLE UNIVERSAL LIFE EDGE" or "MEDALLION VARIABLE UNIVERSAL LIFE PLUS." We refer to these prospectuses as the "Product Prospectuses" in this supplement.

1.   ADDITIONAL BENEFIT RIDER

     When you apply for a policy, you can request the following additional benefit rider in addition to the riders described on page 18 in the Product Prospectuses. The availability of this rider, and the benefits of this rider, may vary by state. Our rules and procedures will govern eligibility for this rider, or any changes to these benefits. The rider contains specific details that you should review if you desire to choose the following additional benefit:

Optional enhanced cash value rider

     While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

..    you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

..    the surrender is not the result of an exchange under Section 1035 of the
     Internal Revenue Code,

     The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 11 of the Product Prospectuses.

     The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

  ECVSUPP 3/02

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2.   CHARGE FOR ADDITIONAL BENEFIT RIDER

     The following charge for the optional enhanced cash value rider is added to the list of charges that begin on page 8 or 9 of the Product Prospectuses under the phrase "Deductions from premium payments":

..    Optional enhanced cash value rider charge - A charge to cover the cost of
     -----------------------------------------
     this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38 or 39 of the Product Prospectuses. No variation in the charge will exceed the maximum stated above.

     The description of optional benefits charge under the phrase "Deductions from account value" does not apply to the optional enhanced cash value rider.
                         ---

3.   HOW WE MARKET THE ADDITIONAL BENEFIT RIDER

     You can purchase the rider through representatives of Signator, as well as through broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. The schedules of gross commissions for policies with the enhanced death benefit rider differ from the schedules of gross commissions shown in the Product Prospectuses.

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